Exhibit 10.21

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of September 23, 2016 (this “Amendment”), to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 30, 2015 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the “Borrower”), the other Loan Parties (as defined therein) party thereto, the lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the other parties named therein.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the other parties named therein are party to the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement including, among other things, the addition of certain provisions facilitating the establishment of a captive insurance subsidiary by a Subsidiary of Parent; and

WHEREAS, the Required Lenders have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

2. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, on the Effective Date (as defined below), it is agreed that the Credit Agreement shall be amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in alphabetical order:

(i) “CaptiveCo” means the collective reference to (i) Woodbury Insurance Co., Inc., a Connecticut corporation, and (ii) each other Subsidiary of Parent or the Borrower which is a captive insurance company.

(ii) “CaptiveCo Loans” has the meaning specified in Section 6.34.

(iii) “Demand Note” means each promissory note issued by Parent, the Borrower or any of their respective Subsidiaries (other than CaptiveCo) in favor of CaptiveCo evidencing the cumulative amount of all CaptiveCo Loans to be made from time to time under Section 6.34, pursuant to which CaptiveCo may request, upon demand, repayment of all amounts outstanding under such CaptiveCo Loans from time to time.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Guarantor” as follows:

“Guarantor” means the Parent, the Borrower, PHI and each of the Parent’s other direct or indirect Domestic Subsidiaries (excluding CaptiveCo), including any Person who becomes a Loan Party pursuant to a Joinder Agreement and their successors and assigns.”

(c) Section 5.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Capitalization and Subsidiaries. Schedule 5.9 sets forth (a) a correct and complete list of the name of each and all of the Parent’s Subsidiaries (excluding CaptiveCo), (b) the location of the chief executive office of each Loan Party and each of its Subsidiaries (excluding CaptiveCo) and each other location where any of them have maintained their chief executive office in the past five years, (c) a true and complete listing of each class of each Loan Party’s authorized Capital Stock, of which all of such issued shares are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 5.9, and (d) the type of entity of each Loan Party. With respect to each Loan Party, Schedule 5.9 also sets forth the employer or taxpayer identification number of each Loan Party and the organizational identification number issued by each Loan Party’s jurisdiction of organization or a statement that no such number has been issued. All of the issued and outstanding Capital Stock owned by any Loan Party has been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and is fully paid and non-assessable.”

(d) Section 6.7 of the Credit Agreement is hereby amended by adding “CaptiveCo or” after the reference to “maintain, with” contained therein.

(e) Section 6.15(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Subject to applicable law, each Loan Party shall, unless the Required Lenders otherwise consent, (i) cause each Subsidiary of the Parent (excluding any Foreign Subsidiary and CaptiveCo) to become or remain a Loan Party and a Guarantor and (ii) cause each Subsidiary of the Parent (excluding any Foreign Subsidiary and CaptiveCo) formed or acquired after the Effective Date in accordance with the terms of this Agreement to (1) become a party to this Agreement by executing the Joinder Agreement set forth as Exhibit F hereto (the “Joinder Agreement”), and (2) guarantee payment and performance of the Guaranteed Obligations pursuant to the Guaranty.”

(f) Section 6.17 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (l) and adding the following after clause (m) thereof:

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“and (n) unsecured Indebtedness of Parent, the Borrower and their respective Subsidiaries evidenced by a Demand Note.”

(g) Section 6.20 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i) and adding the following after clause (j) thereof:

“and (k) the creation and capitalization of CaptiveCo by Parent, the Borrower or any of their respective Subsidiaries and Investments in CaptiveCo by Parent, the Borrower or any of their respective Subsidiaries including (i) the initial capitalization of CaptiveCo related to the establishment thereof as a captive insurance company and/or (ii) ongoing capital contributions by Parent, the Borrower or such Subsidiary as may be required to satisfy applicable capital requirements with respect to CaptiveCo (which amounts described in this clause (ii) shall include the aggregate value of applicable insurance claims projected by Parent, the Borrower and their advisors to be filed in a future period), in each case, to be made in accordance with customary practice in the insurance industry and applicable laws, rules and regulations.”

(h) Section 6.21 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (a)(xi) and adding the following after clause (a)(xii) thereof:

“and (xiii) any beneficial interest granted by CaptiveCo in, and any contribution of assets to, any trust account established for the benefit of a ceding insurance company pursuant to 11 NYCRR § 126.1 et seq. (Regulation 114 of the New York Insurance Department) or any comparable law or regulation of the domiciliary jurisdiction of any insurance company ceding insurance business to CaptiveCo.”

(i) Section 6.23 of the Credit Agreement is hereby amended by adding the following after the first sentence thereof:

“provided that, solely for purposes of this Section 6.23, CaptiveCo shall be deemed to not be an Affiliate.”

(j) Article VI of the Credit Agreement is hereby amended by adding the following after Section 6.33 thereof:

“Section 6.34. CaptiveCo Loans and Claim Reimbursement. Subject to the requirements and restrictions of applicable insurance laws, rules and regulations, Parent or a Subsidiary of Parent shall cause CaptiveCo to (i) distribute cash and/or make loans (such distributions and/or loans, the “CaptiveCo Loans”) evidenced by a Demand Note from Parent or its Subsidiaries at times and in the maximum amounts as are customary and permitted under applicable laws, rules and regulations (which amount, for the avoidance of doubt, shall be no greater than 50%

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of all assets of CaptiveCo, (ii) reimburse Parent or its Subsidiaries for any payments made in respect of claims applicable to and covered by CaptiveCo within one month of any such payments being made and (iii) engage solely in business activities that are customary for captive insurance companies in the insurance industry and permitted under applicable laws, rules and regulations with respect thereto.

3. Conditions to Effectiveness of the Amendment. The Amendment shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received an executed counterpart hereof from the Loan Parties and the Required Lenders;

(b) On the Effective Date, the representations and warranties set forth in Section 4 below shall be true and correct in all material respects; and

(c) Since September 30, 2015, both immediately before and after giving effect to this Amendment, there has not occurred any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

4. Representations and Warranties. The Borrower hereby represents and warrants, on and as of the Effective Date, that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (ii) this Amendment has been duly authorized, executed and delivered by the Loan Parties and constitutes the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms and (iii) no Default or Event of Default shall have occurred and be continuing on the Effective Date, both immediately before and after giving effect to this Amendment.

5. Acknowledgement and Confirmation of the Loan Parties. Each Loan Party hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such Loan Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if such Loan Party has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. This acknowledgement and confirmation by each Loan Party is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and each Loan Party acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

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6. Amendment. This Amendment does not constitute an amendment of any other provision of the Credit Agreement or the other Loan Documents, a waiver of any other provision of the Credit Agreement or the other Loan Documents, or any other right, power or remedy of the Lenders thereunder. This Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Documents.

7. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8. Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

9. Governing Law; Submission To Jurisdiction. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

11. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment (whether or not the transactions hereby contemplated shall be consummated) including the reasonable fees and disbursements of counsel to the Administrative Agent.

12. Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

PETROLEUM HEAT AND POWER CO., INC.

By:	/s/ Richard F. Ambury

Name:	Richard F. Ambury
Title:	Chief Financial Officer

STAR GAS PARTNERS, L.P.

BY: KESTREL HEAT, LLC, its General Partner

By:	/s/ Richard F. Ambury

Name:	Richard F. Ambury
Title:	Chief Financial Officer

MEENAN OIL CO., L.P.

BY: MEENAN OIL CO., INC., its General Partner

By:	/s/ Richard F. Ambury

Name:	Richard F. Ambury
Title:	Chief Financial Officer

CFS LLC

By: Richland Partners, LLC, its Sole Member

By:	/s/ Richard F. Ambury
Richard F. Ambury
Chief Financial Officer, Executive Vice President, Treasurer and Secretary

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

A.P. WOODSON COMPANY
C. HOFFBERGER COMPANY
CHAMPION ENERGY CORPORATION
COLUMBIA PETROLEUM TRANSPORTATION, LLC
HOFFMAN FUEL COMPANY OF BRIDGEPORT
HOFFMAN FUEL COMPANY OF DANBURY
HOFFMAN FUEL COMPANY OF STAMFORD
J.J. SKELTON OIL COMPANY
LEWIS OIL COMPANY
MAREX CORPORATION
MEENAN HOLDINGS OF NEW YORK, INC.
MEENAN OIL CO., INC.
MINNWHALE LLC
ORTEP OF PENNSYLVANIA, INC.
PETRO HOLDINGS, INC.
PETRO PLUMBING CORPORATION
PETRO, INC.
REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.
RICHLAND PARTNERS, LLC
RYE FUEL COMPANY
STAR ACQUISITIONS, INC.
STAR GAS FINANCE COMPANY

By:	/s/ Richard F. Ambury
Name:	Richard F. Ambury
Title:	Chief Financial Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:		/s/ Donna DiForio
	Name:	Donna DiForio
	Title:	Authorized Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

Bank of America, N.A.,
as a Lender

By:	/s/ Matthew T. O’Keefe
	Name:	Matthew T. O’Keefe
	Title:	Senior Vice President

Citizens Bank, N.A.,
as a Lender

By:	/s/ Donald A. Wright
	Name:	Donald A. Wright
	Title:	Senior Vice President

Key Bank National Association,
as a Lender

By:	/s/ Jonathan Roe
	Name:	Jonathan Roe
	Title:	Vice President

Regions Bank,
as a Lender

By:	/s/ Hossein Nowi
	Name:	Hossein Nowi
	Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

T.D. Bank, N.A.,
as a Lender

By:	/s/ Vijay Prasad
	Name:	Vijay Prasad
	Title:	Senior Vice President

Wells Fargo Bank, National Association,
as a Lender

By:	/s/ Maria Quintanilla
	Name:	Maria Quintanilla
	Title:	Duly Authorized Signatory

BMO Harris N.A.,
as a Lender

By:	/s/ Quinn Heiden
	Name:	Quinn Heiden
	Title:	Director

PNC Bank, N .A.,
as a Lender

By:	/s/ Maggie Smith
	Name:	Maggie Smith
	Title:	Banking Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT

Citibank, N.A.,
as a Lender

By:	/s/ William H. Moul, Jr.
	Name:	William H. Moul, Jr.
	Title:	Authorized Signatory

Webster Business Cedit Corp,
as a Lender

By:	/s/ Julian Vigder
	Name:	Julian Vigder
	Title:	Vice President

Israel Discount Bank of New York,
as a Lender

By:	/s/ Eric Serenkin
	Name:	Eric Serenkin
	Title:	Senior Vice President

By:	/s/ Dionne Rice
	Name:	Dionne Rice
	Title:	First Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

CREDIT AGREEMENT